HOMES 2023-NQM1 ABS-15G

EXHIBIT 99.7

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third party due diligence provider, performed the review described below on behalf of its client, APF Holdings I, L.P. The review included a total of 221 newly originated residential mortgage loans, in connection with the securitization identified as HOMES 2023-NQM1 (the “Securitization”). The Review was conducted from July 2022 through September 2022 on mortgage loans originated between May 2022 and August 2022.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

●	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower’s occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed

g.	Provide Audit 1008 with accurate data based on file documentation

h.	Confirm Loan Approval conditions were met

i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Client.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.	Additional valuation products were not required when the CU score provided was 2.5 or below. In the event the CU score was greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (221 loans in total):

Ten (10) loans had a Secondary Appraisal, twenty-five (25) loans had AVMs, and forty-nine (49) loans had Desktop Reviews.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were three (3) occurrences of this.

Zero (0) loans had a Second Desk Review, and zero (0) loans had a Field Review.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 221 mortgage loans reviewed, seventy-one (71) unique mortgage loans (32.13% by loan count) had a total of seventy-eight (78) tape discrepancies across six (6) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
UW FICO Utilized	65	83.33%
Property Type	6	7.69%
Number Units	2	2.56%
Original CLTV	2	2.56%
Original LTV	2	2.56%
Origination Date	1	1.28%
Grand Total	78	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	129	$61,556,980.00	58.37%
Event Grade B	92	$47,776,398.00	41.63%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	221	$109,333,378.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	180	81.45%
Event Grade B	41	18.55%
Event Grade C	0	0.00%
Event Grade D	0	0.00%
Total Sample	221	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	163	73.76%
Event Grade B	58	26.24%
Event Grade C	0	0.00%
Event Grade D	0	0.00%
Total Sample	221	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	213	96.38%
Event Grade B	8	3.62%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	221	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	113
		Borrower Liabilities Verification Indicator is Partial	8
		Hazard Insurance Coverage is Not Sufficient.	7
		All Interested Parties Not Checked against Exclusionary Lists	6
		Final Loan Application is Partial	6
		Asset Documents are Incomplete	5
		Fraud Report Shows Uncleared Alerts	5

Borrower Income Verification does not match Approval	4
Property is located in a FEMA disaster area	4
Housing history does not meet guidelines	4
Transmittal Summary is Partial	3
Hazard Insurance Effective Date is after the Note Date	3
Hazard Insurance Indicator is Partial	2
Borrower Employment Verification does not meet guidelines	2
OFAC Check was not completed/Cleared.	2
Hazard Insurance Coverage is Not Sufficient	2
Borrower Income Verification is less than 12 months	2
The appraiser, appraisal company, seller and title company were not checked against the exclusionary lists.	1
Payment shock of 267.11 exceeds the lender guidelines tolerance for payment shock. Maximum payment shock for first-time homebuyers is 250%.	1
Underwriting FICO does not meet Guideline Minimum Required	1
Borrower residency documentation not provided or issue with documentation	1
Qualifying DTI exceeds Guideline Maximum Allowable	1
HAZARD INSURANCE CERTIFICATE MISSING	1
Borrower 2 Income Verification is less than 12 months	1
Borrower Three Credit Report Indicator is Partial	1
Payment shock exceeds lender guidelines	1
Initial Credit Application is Partial	1
Final Loan Application is Missing	1
Insufficient cash to close.	1
Signed 4506t is missing	1
Liquid Reserves are less than Guidelines Required	1
Transmittal Summary is Missing	1
Underwriting LTV exceeds Guideline Maximum Allowable	1
Underwriting CLTV exceeds Guideline Maximum Allowable	1
Occupancy Status	1

		Fully Executed Purchase Contract is Partial	1
		Fully Executed Purchase Contract is Missing	1
		DSCR is less than guideline minimum	1
		Total Credit Grade (A) Exceptions:	199
	B	Housing history does not meet guidelines	8
		Underwriting FICO does not meet Guideline Minimum Required	6
		Qualifying DTI exceeds Guideline Maximum Allowable	5
		Underwriting CLTV exceeds Guideline Maximum Allowable	4
		Underwriting LTV exceeds Guideline Maximum Allowable	4
		Liquid Reserves are less than Guidelines Required	4
		Property is located in a FEMA disaster area	3
		Borrower Income Verification does not match Approval	3
		Unresolved derogatory credit	3
		Asset Documents are Incomplete	2
		Cash to Borrower Exceeds Maximum Allowable	2
		Minimum Trade Line Requirement Not Met	2
		Final Loan Application is Not Executed	1
		DSCR is less than guideline minimum	1
		Transmittal Summary is Partial	1
		Payment shock exceeds lender guidelines	1
		Note Document Indicator is Partial	1
		Total Credit Grade (B) Exceptions:	51
Compliance	A	No Compliance Findings	151
		Evidence of Rate Lock Not Provided	3
		Reimbursement Amount Test	3
		Charges That Cannot Increase Test	3
		TRID Monitor Timing of Disclosures Finding	2
		Consummation or Reimbursement Date Validation Test	2
		Security Instrument Indicator is Missing	1

		Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
		Security Instrument Indicator is Partial	1
		Late Fees Test	1
		Initial Closing Disclosure Delivery Date Test	1
		Originator NMLS Status is Not Found	1
		Total Compliance Grade (A) Exceptions:	170
	B	Higher-Priced Mortgage Loan	56
		CA AB 260 Higher-Priced Mortgage Loan Test	2
		MD COMAR Higher-Priced Mortgage Loan Finding	1
		NC RSHL Average Prime Offer Rate APR Threshold Exceeded	1
		NC Rate Spread Home Loan Test	1
		Reimbursement Amount Test	1
		Consummation or Reimbursement Date Validation Test	1
		Charges That Cannot Increase Test	1
		Higher-Priced Mortgage Loan ( 12 CFR §1026.35(a)(1) )The loan is a higher-priced mortgage loan due to the following findings: The loan has a date creditor received application on or after the effective date of June 1, 2013, and either: The loan is secured by a first lien with a principal obligation at consummation that does not exceed the limit in effect as of the date the transaction’s interest rate is set for the maximum principal obligation eligible for purchase by Freddie Mac and the APR exceeds the Average Prime Offer Rate (5.880%) by 1.5% or more; or The loan is secured by a first lien with a principal obligation at consummation that exceeds the limit in effect as of the date the transaction’s interest rate is set for the maximum principal obligation eligible for purchase by Freddie Mac and the APR exceeds the Average Prime Offer Rate (5.880%) by 2.5% or more; or The loan is a subordinate lien and the APR exceeds the Average Prime Offer Rate (5.880%) by 3.5% or more.;	1
		Total Compliance Grade (B) Exceptions:	65
Valuation	A	Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	24
		Third Party Valuation Product not Provided	14
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	13

	No Property Findings	7
	Third Party AVM to appraised value exceeds 10% allowable variance	2
	Appraisal guideline violation	1
	Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible.	1
	Third party AVM Confidence Score is less than 80%	1
	Origination Appraisal is Partial	1
	Third Party Valuation Product not Provided to Support Origination Appraised Value within 10%.	1
	Third Party Valuation Product Not Provided and CU Score is 3.90.	1
	Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	1
	Total Valuation Grade (A) Exceptions:	67
B	Appraisal guideline violation	7
	Reasonable Comps Indicator is No	1
	Total Valuation Grade (B) Exceptions:	8

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.

Credit Event Grades
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.

Valuation Event Grades
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.